Income Taxes (Tables)	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Schedule of Components of Income Tax Expense (Benefit)
Our components of income tax benefit related to income (loss) from continuing operations were as follows:

	Year Ended December 31,
(amounts in millions)	2016	2015	2014
Current tax benefit (expense)	$15	$(3)	$—
Deferred tax benefit	30	477	1
Income tax benefit	$45	$474	$1

Schedule of Income Taxes Included in Operating Operations
Differences between taxes computed at the U.S. federal statutory rate and our reported income tax benefit were as follows:

	Year Ended December 31,
(amounts in millions)	2016	2015	2014
Expected tax benefit at U.S. statutory rate (35%)	$451	$149	$94
State taxes	16	68	—
Permanent differences (1)	(4)	16	(15)
Valuation allowance (2)(3)	(404)	271	(331)
NOL reduction from acceleration of AMT Credits	(17)	—	—
Uncertain tax position	—	—	244
Unconsolidated subsidiary adjustment	—	—	5
Adjustment to AMT credits	—	(26)	—
Other	3	(4)	4
Income tax benefit	$45	$474	$1
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(1)
Permanent items for years ended December 31, 2016, 2015 and 2014 included a $2 million benefit, an $18 million benefit, and a $14 million expense, respectively, for the change in the fair value of warrants during the year that were not deductible for income taxes. Income tax benefit for the year ended December 31, 2016 includes $5 million of Income tax expense for non-deductible legal fees related to the Genco Plan. Please read Note 22—Genco Chapter 11 Bankruptcy for further discussion.

(2)
The EquiPower Acquisition on April 1, 2015 caused a change in the attributes and impacted our estimate of the realizability of our deferred tax assets. As a result, we recorded a $453 million reduction to our valuation allowance in 2015 and $3 million in 2016.

(3)
On April 14, 2014, we received final notice from the Internal Revenue Service (“IRS”) that their audit of our 2012 tax year has been completed.  In accordance with accounting guidance in ASC 740, Income Taxes (“ASC 740”), we recognized $270 million of net tax benefits for tax positions included in the 2012 tax return that had not previously met the “more likely than not” recognition threshold.  These benefits were recognized in the second quarter of 2014 as a discrete item with a corresponding adjustment to the valuation allowance.

Schedule of Deferred Tax Assets and Liabilities
Deferred Tax Liabilities and Assets.  Our significant components of deferred tax assets and liabilities were as follows:

	Year Ended December 31,
(amounts in millions)	2016	2015
Non-current deferred tax assets:
NOL carryforwards	$1,629	$1,533
AMT and state tax credit carryforwards	241	275
Reserves (legal, environmental and other)	7	17
Pension and other post-employment benefits	18	16
Asset retirement obligations	85	89
Deferred financing costs and intangible/other contracts	48	64
Derivative contracts	57	69
Other	46	27
Subtotal	2,131	2,090
Less: valuation allowance	(1,704)	(1,276)
Total non-current deferred tax assets	$427	$814
Non-current deferred tax liabilities:
Depreciation and other property differences	$(371)	$(738)
Investment in unconsolidated partnership	—	(27)
Derivative contracts	(44)	(4)
Other	(17)	(74)
Total non-current deferred tax liabilities	$(432)	$(843)
Net non-current deferred tax liabilities	$(5)	$(29)

Summary of Valuation Allowance
The changes in the valuation allowance were as follows:

	Year Ended December 31,
	2016	2015	2014
Beginning of period	$1,276	$1,535	$1,149
Changes in valuation allowance—continuing operations:
Charged to costs and expenses	428	(259)	370
Charged to other accounts	—	—	16
End of period	$1,704	$1,276	$1,535

Schedule of Unrecognized Tax Benefits Roll Forward
A reconciliation of our beginning and ending amounts of unrecognized tax benefits follows:

	Year Ended December 31,
amounts in millions	2016	2015	2014
Unrecognized tax benefits, beginning of period	$3	$4	$274
Decrease due to settlements and payments	—	(1)	(270)
Unrecognized tax benefits, end of period	$3	$3	$4